UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/30/2010

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On April 30, 2010, the Registrant and its secured lender, WB QT, LLC ("WB QT), entered into an Eighth Amendment to Credit Agreement ("Eighth Amendment") to clarify that if the Registrant exercises its right to pay the amount due under Term Note B using shares of its common stock, then the shares so issued will be unregistered, restricted securities.

On April 30, 2010, the Registrant and WB QT also agreed to amend and restate each of the three outstanding convertible promissory notes originally issued on August 3, 2009 (collectively, the "Convertible Notes"), which are referred to in the Notes to the Registrant's financial statements included in prior filings as "Convertible Note #1," Convertible Note #2," and "Convertible Note #3," as follows:

1. A provision was added to clarify that the Registant is not obligated under any circumstances to settle the value of the conversion right in cash or other property;

2. A provision was added that requires the Registrant to get WB QT's written consent prior to the Registrant's consummation of any consolidation, merger or sale of all or substantially all of the Registrant's assets; and

3. The provision that requires that the shares of common stock delivered upon a conversion may be resold pursuant to Rule 144 of the Securities Act of 1933, as amended (the "Act"), was deleted.

The Convertible Note Purchase Agreement, dated January 16, 2008, pursuant to which Convertible Note #1 was issued, was also amended to (i) delete the requirement that the Registrant cause the shares issued upon a conversion to be listed on a national exchange, (ii) delete the requirement that the holder may resell the shares issued upon a conversion pursuant to Rule 144 of the Act, and (iii) delete any requirement that the Registrant remain listed on a national exchange.

The foregoing description of the amendment to the Credit Agreement, Convertible Notes and Convertible Note Purchase Agreement is not a complete description thereof and is qualified in its entirety by reference to the complete text of the Eighth Amendment to Credit Agreement, the Amendment to Convertible Note Purchase Agreement, the Fourth Amended and Restated Convertible Note (Convertible Note #1), the Second Amended and Restated Convertible Note (Convertible Note #2), and the Second Amended and Restated Convertible Note (Convertible Note #3), which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

In connection with the amendments described above, the Registrant has informed WB QT that it may eventually seek to extend the maturity date of such Convertible Notes.

Item 9.01.    Financial Statements and Exhibits

10.1 Eighth Amendment to Credit Agreement
10.2 Amendment to Convertible Note Purchase Agreement
10.3 Fourth Amended and Restated Convertible Promissory Note (Convertible Note #1)
10.4 Second Amended and Restated Convertible Promissory Note (Convertible Note #2)
10.5 Second Amended and Restated Convertible Promissory Note (Convertible Note #3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

Date: May 04, 2010	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Eighth Amendment to Credit Agreement
EX-10.2	Amendment to Convertible Note Purchase Agreement
EX-10.3	Fourth Amended and Restated Convertible Promissory Note
EX-10.4	Second Amended and Restated Convertible Promissory Note (Convertible Note #2)
EX-10.5	Second Amended and Restated Convertible Promissory Note (Convertible Note #3)